                                                                      Exhibit 99

                         Form 3 Joint Filer Information

Name:                                   Cyrus Capital Partners GP, L.L.C.

Address:                                c/o Cyrus Capital Partners, L.P.
                                        399 Park Avenue, 39th Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      11/13/14

Name:                                   Cyrus Aviation Partners II, L.P.

Address:                                c/o Cyrus Capital Partners, L.P.
                                        399 Park Avenue, 39th Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      11/13/14

Name:                                   Cyrus Capital Partners, L.P.

Address:                                399 Park Avenue, 39th Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      11/13/14

Name:                                   Cyrus Aviation Investor, LLC

Address:                                c/o Cyrus Capital Partners, L.P.
                                        399 Park Avenue, 39th Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      11/13/14

Name:                                   Cyrus Capital Advisors, L.L.C.

Address:                                c/o Cyrus Capital Partners, L.P.
                                        399 Park Avenue, 39th Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      11/13/14

Name:                                   CYR Fund, L.P.

Address:                                c/o Cyrus Capital Partners, L.P.
                                        399 Park Avenue, 39th Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      11/13/14

Name:                                   CCP Investments I, L.P.

Address:                                c/o Cyrus Capital Partners, L.P.
                                        399 Park Avenue, 39th Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      11/13/14

Name:                                   VAI Management, LLC

Address:                                c/o Cyrus Capital Partners, L.P.
                                        399 Park Avenue, 39th Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      11/13/14

Name:                                   VAI Partners LLC

Address:                                c/o Cyrus Capital Partners, L.P.
                                        399 Park Avenue, 39th Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      11/13/14